AMENDMENT TO THE PRIMO BRANDS CORPORATION EQUITY INCENTIVE PLAN THIS AMENDMENT TO THE PRIMO BRANDS CORPORATION EQUITY INCENTIVE PLAN (this “Amendment”) is made and adopted by Primo Brands Corporation, a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below). RECITALS WHEREAS, the Company maintains the Primo Brands Corporation Equity Incentive Plan (as amended from time to time, the “Plan”); WHEREAS, pursuant to Section 19(a) of the Plan, the Plan may be amended by the Board of Directors of the Company (the “Board”) from time to time, subject to the terms of the Plan; and WHEREAS, the Board has adopted this Amendment effective as of February 18, 2026. NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows: 1. Section 3(dd) of the Plan is hereby amended and restated in its entirety to read as follows: “(dd) ‘Retirement’ means termination of employment or service with the Company at the election of the Grantee after the Grantee has either (i) (x) attained age 60, and (y) completed ten (10) continuous years of service with the Company or its Subsidiaries, (ii) (x) attained age 55 and (y) completed twenty (20) continuous years of service with the Company or its Subsidiaries or (iii) attained age 65. For purposes of this Section 3(dd), a “year of service” shall mean each consecutive twelve-month period of service with the Company or its Subsidiaries beginning on the Grantee’s first date of employment or service with the Company or a Subsidiary and each anniversary thereof. The Administrator shall have sole authority to determine whether a Grantee has met the requirements for Retirement. 2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. The Amendment shall apply to all Awards issued under the Plan on or after December 1, 2026. 3. Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect. IN WITNESS WHEREOF, I hereby certify that this Amendment was duly adopted by the Board of Directors of Primo Brands Corporation on February 18, 2026. Primo Brands Corporation By: __________________________ Name: Hih Song Kim Its: Chief Legal Officer and Corporate Secretary Date: March 4, 2026 Docusign Envelope ID: 3BE27AED-971E-46E2-903F-06CA1086D5F0